PROMISSORY NOTE


$6,600,000_____                                                 April 17, 1995


      FOR VALUE RECEIVED, the undersigned, PICKWICK PLACE AP XII, L.P., a South Carolina limited partnership ("Borrower"), whose address is One Insignia Financial Plaza, Greenville, South Carolina 29602, promises to pay to the order of First Union National Bank of North Carolina, a national banking association ("Lender"), at the office of Lender at One First Union Center, TW-8, Charlotte, North Carolina 28288, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of Six Million six hundred thousand dollars------------------------------------------
---------------------------_ ($6,600,000________) together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at the rate of _Nine and ten hundredths_______ (9.10%) percent per annum (the "Note Rate"), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. All amounts hereunder are payable without relief from valuation and appraisement laws.


                       ARTICLE I - TERMS AND CONDITIONS

      1.01 Payment of Principal and Interest. Said interest shall be computed hereunder based on a 360-day year and based on twelve (12) 30-day months for each full calendar month and on the actual number of days elapsed for any partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. Such principal and interest shall be payable in equal consecutive monthly installments of $54,342.72_ each, beginning on the first day of the second full calendar month following the date of this Note (or on the first day of the first full calendar month following the date hereof, in the event the advance of the principal amount evidenced by this Note is the first day of a calendar month), and continuing on the first day of each and every month thereafter through and including April 1, 2005, and on May 1, 2005 (the "Maturity Date"), at which time the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full. Each such monthly installment shall be applied first to the payment of accrued interest and then to reduction of principal. If the advance of the principal amount evidenced by this Note is made on a date other than the first day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof interest at the Note Rate for a period from the date hereof through and including the first day of the next succeeding calendar month.

            1.02 Prepayment.

            (a)   This Note may be prepaid in whole but not in part (except as otherwise specifically provided herein) at any time after the fifth (5th) anniversary of this Note provided (i) written notice of such prepayment is received by Lender not more than sixty (60) days and not less than thirty (30) days prior to the date of such prepayment, (ii) such prepayment is accompanied by all interest accrued hereunder and all other sums due hereunder and under the other Loan Documents (as hereinafter defined), and (iii) if such prepayment occurs prior to the date that is six (6) months prior to the Maturity Date, Lender is paid a prepayment fee in an amount equal to the greater of (A) one (1%) percent of the principal amount being prepaid or (B) the positive excess of (1) the present value ("PV") of all future installments of principal and interest due under this Note including the principal amount due at maturity (collectively, "All Future Payments"), discounted at an interest rate per annum equal to the sum of (a) the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the remaining term of this Note, and (b) fifty (50) basis points over (2) the principal amount of this Note outstanding immediately before such prepayment [(PV of All Future Payments) - (principal balance at time of prepayment) = prepayment fee]. "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519). If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1 /100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). In the event that any prepayment fee is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the prepayment fee, and, provided that Lender shall have in good faith applied the formula described above, Borrower shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Lender on any day during the thirty (30) day period preceding the date of such prepayment. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance at the Treasury Constant Maturity Yield or otherwise as a condition to receiving the prepayment fee. No prepayment fee or premium shall be due or payable in connection with any prepayment of the indebtedness, in whole, evidenced by this Note made on or after the date that is six (6) months prior to the Maturity Date. In addition to the aforesaid prepayment fee if, upon any such prepayment (whether prior to or after the date that is six (6) months prior to the Maturity Date), the aforesaid prior written notice has not been timely received by Lender, the prepayment fee shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed on the outstanding principal balance of this Note so prepaid and (ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the otherwise stated maturity date of this Note.

            (b) Partial prepayments of this Note shall not be permitted, except partial prepayments resulting from Lender applying insurance or condemnation proceeds to reduce the outstanding principal balance of this Note as provided in the Security Instrument (as hereinafter defined), in which event no prepayment fee or premium shall be due. No notice of prepayment shall be required under the circumstance specified in the preceding sentence. No principal amount repaid may be reborrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby but such application shall not reduce the amount of the fixed monthly installments required to be paid pursuant to Section 1.01 above.

            (c)   Except  as  otherwise  expressly provided in Section 1.02(a)
and (b) above, the prepayment fees provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of this Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary (including, without limitation, any prepayment made prior to the fifth anniversary of the date hereof), even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the maturity date of this Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder or under any of the other Loan Documents. No tender of a prepayment of this Note with respect to which a prepayment fee is due shall be effective unless such prepayment is accompanied by the prepayment fee. If the indebtedness of this Note shall have been declared due and payable by Lender pursuant to Section 1.04 hereof due to a default by Borrower, then any tender of payment of such indebtedness made prior to the fifth anniversary date hereof must include a prepayment fee computed as provided in Section 1.02(a) above plus an additional prepayment fee of one percent (1%) of the principal balance of this Note.

       1.03 Security.    The  indebtedness  evidenced  by  this  Note  and the
obligations created hereby are secured by that certain Mortgage, Security Agreement and Financing Statement (Fixture Filing) (the "Security Instrument") from Borrower to Lender, dated as of April __, 1995, concerning property located in Indianapolis, Indiana. The Security Instrument together with this Note and all other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan
Documents are to be filed for record on or about the date hereof in the appropriate public records.

      1.04 Default. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within fifteen (15) days of the date such payment is due (provided that no grace period is provided for the payment of principal and interest due on the Maturity Date), or should any other default occur under any of the Loan Documents which is not cured within any applicable grace or cure period, then a default shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity. In the event that any payment (other than the payment of principal due on the Maturity Date) due under the Note is not received by Lender on the date when due
                                          3

(subject to the applicable grace period), then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such
overdue  payment.    So long as any default exists hereunder beyond any
applicable grace or cure period, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to four percent (4.0%) plus the interest rate which would be in effect hereunder absent such default or maturity, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty. The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. Time is of the essence of this Note. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees.

      1.05 Exculpation. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Security Property"), (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial or other proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Security Property except with respect to the liability described below in this section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this section; provided, however, that, notwithstanding the foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one month in advance, (e) for rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after any notice of default from Lender hereunder or under the Loan Documents in the event of any default by Borrower hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Lender, (f) for waste committed on the Security Property, damage to the Security Property as a result of the intentional misconduct or gross negligence of Borrower or any of its principals, officers or general partners, or any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such failure, (g) for failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount  claimed  by any such lien claimant, (h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including, but not limited to, those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, and (i) for fraud or material misrepresentation by Borrower or any of its principals, officers, or general partners, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Borrower, any principal, officer or partner of Borrower, any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (2) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or (3) limit or impair in any way whatsoever the Indemnity and Guaranty Agreement and the Hazardous Substances Indemnity Agreement each of even date executed and delivered in connection with the indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to such Indemnity and Guaranty Agreement and Hazardous Substances Indemnity Agreement.


                        ARTICLE II - GENERAL CONDITIONS

       2.01   No  Waiver:  Amendment.    No  failure  to  accelerate  the debt
evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees
otherwise  in  writing.    This Note may not be changed orally, but only by an
agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

       2.02 Waivers.  Presentment  for  payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement,
marshalling,   forbearance,   valuation,   stay,   extension,   redemption,
appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.


        2.03 Limit of Validity. The provisions of this Note and of all agreements between Borrower and Lender, whether now or existing or hereafter arising and whether written of oral, are hereby expressly limited so that in
no   contingency  or  event  whatsoever,  whether  by  reason  of  demand  or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including, but not limited to, any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 2.03 will control all agreements between Borrower and Lender.

       2.04 Use of Funds. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

       2.05 Unconditional  Payment.  Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

       2.06 Miscellaneous.    This  Note  shall  be interpreted, construed and
enforced according to the laws of the State of Indiana. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

Borrower's Tax Identification No.:

57-0995341

      IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.


                                    PICKWICK PLACE AP XII, L.P.,
                                    a South Carolina limited partnership

                                    By:   Angeles   Partners  XII  GP  Limited
                                          Partnership,    a   South   Carolina
                                          limited    partnership,   its   sole
                                          general partner

                                          By:   GP Services III, Inc.,
                                                a Delaware corporation,
                                                its sole general partner


                                                By:   /s/ Robert D. Long Jr.

                                                      Name:Robert D. Long Jr.
                                                      Title: CAO/Controller





PAY TO THE ORDER OF _______________________________________________________,
WITHOUT RECOURSE.


                                          FIRST UNION NATIONAL  BANK  OF  NORTH
                                          CAROLINA


                                          By: _______________________
                                          Name:
                                          Title:

STATE OF South Carolina )
                        ) ss:
COUNTY OF Greenville    )


      Before me, a Notary Public in and for said County and State, personally appeared Robert D. Long Jr._, the CAO/Controller____ of GP Services III, Inc., a Delaware corporation, said corporation being the sole General Partner of Angeles Partners XII GP Limited Partnership, a South Carolina limited partnership being the sole General Partner of Pickwick Place AP XII, L.P., a South Carolina limited partnership and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said corporation acting in its capacity as General Partner for and on behalf of said limited partnership, and who having been duly sworn, stated that any representations therein contained are true and correct.

      Witness my hand and Notarial Seal this 17th day of April, 1995.


                                          \s\Antoinette m. Wolf______________
                                                      (signature)

                                             Antoinette M. Wolf
My Commission Expires:                 (printed name)   Notary Public


Feb. 25, 2004                          Resident of Greenville County


           THIS INSTRUMENT WAS PREPARED BY BRIAN J. NEILINGER, ESQ.
                      OF ORRICK, HERRINGTON & SUTCLIFFE

             MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT
                               (FIXTURE FILING)


                          PICKWICK PLACE AP XII, L.P.
                                   MORTGAGOR

                                      AND

                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                   MORTGAGEE



                          DATED: AS OF APRIL 17, 1995



THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF INDIANA, COUNTY OF MARION, KNOWN BY THE STREET ADDRESS OF 1130 RACQUET CLUB NORTH DRIVE, INDIANAPOLIS, INDIANA.




THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF UCC-2 FINANCING STATEMENTS (FIXTURE FILINGS) UNDER THE NAMES OF MORTGAGOR, AS "DEBTOR", AND MORTGAGEE, AS "SECURED PARTY". SEE SECTION 4.23 OF THIS INSTRUMENT FOR DESCRIPTION OF COLLATERAL AND OTHER DETAILS.



                             Record and Return to:
                        Orrick, Herrington & Sutcliffe
                             599 Lexington Avenue
                           New York, New York 10022
                           Attention:  Susan Inkeles

            THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (FIXTURE FILING) (this "Mortgage") is made as of the 17th day of April, 1995, by P I C K WICK PLACE AP XII, L.P., a South Carolina limited partnership ("Mortgagor"), whose address is One Insignia Financial Plaza, Greenville, North Carolina 29602 in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("Mortgagee"), whose address is One First Union Center, TW-8, Charlotte, North Carolina 28288.

                             W I T N E S S E T H:

            THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, MORTGAGOR HEREBY IRREVOCABLY MORTGAGES, WARRANTS, GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO MORTGAGEE, ITS SUCCESSORS AND
ASSIGNS, with power of sale, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

            A. All that certain real property situated at 1130 Racquet Club North Drive, County of Marion, State of Indiana, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Estate"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

            B. All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

            C. All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Mortgagor and now or hereafter located on, attached to or used in and about the Improvements. including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Mortgagor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);


            D. All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Real Estate and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

            E. All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

            F. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

            G. All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account (as hereinafter defined);

            H. All leases, licenses, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents and Profits") of the Real Estate or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease, license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.11 hereinbelow;

            I. All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;


            J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part to the Real Estate or the Improvements;

            K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements (collectively, the "General Intangibles");

            L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

            M.    All  building  materials,  supplies  and  equipment  now  or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

            N. All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon; and

            O . All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

            FOR THE PURPOSES OF SECURING:

            (1) The debt evidenced by that certain promissory note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor to the order of Mortgagee in the original principal amount of Six million six hundred thousand
   dollars--------------                                    ($6,600,000_____),
together with interest as therein provided, which Note matures on May 1, 2005;

            (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Mortgage, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid and any judgment(s) or final decree(s) rendered to collect any money obligations of the Mortgagor to the Mortgagee and/or to enforce the performance or collection of all covenants, agreements, other obligations and liabilities of the Mortgagor under this Mortgage and the other Loan Documents;

            (3) Any and all additional advances made by Mortgagee to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances); and

            (4) Any and all other indebtedness now owing or which may hereafter be owing by Mortgagor to Mortgagee, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

            (All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

            TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

            PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Property shall cease, and upon payment to Mortgagee of all reasonable costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall release this Mortgage and the lien hereof by proper instrument.

                                   ARTICLE I
                            COVENANTS OF MORTGAGOR

            For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Mortgage, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Mortgagor represents, warrants, covenants and agrees as follows:

            1.1   Warranties  of  Mortgagor.    Mortgagor,  for itself and its
successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

            (a) To the best of Mortgagor's knowledge, Mortgagor has good and marketable fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure;

            (b) No bankruptcy or insolvency proceedings are pending or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any endorser, cosigner or guarantor of the Note;

            (c) All reports, certificates, affidavits, statements and other data furnished by Mortgagor to Mortgagee in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not materially misleading;

            (d) The execution, delivery and performance of this Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Mortgagor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, articles of incorporation or other organizational documents of Mortgagor or any contract or agreement of any nature to which Mortgagor is a party or by which Mortgagor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

            (e) To the best of Mortgagor's knowledge and belief, the Real Estate and the Improvements, and the intended use thereof by Mortgagor comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

            (f) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Mortgagee;

            (g) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Mortgagor;

            (h) All curb cuts, driveways and traffic signals shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;


            ( i ) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor, (and, if Mortgagor is a partnership, any of its general partners) or the Property which, if adversely determined, would materially impair either the Property or Mortgagor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

            (j) The Property is free from delinquent water charges, sewer rents, taxes and assessments;

            (k) As of the date of this Mortgage, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

            (l) As of the date of this Mortgage, no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Mortgagor's knowledge and belief, threatened or contemplated;

            (m) To the best of Mortgagor's knowledge, Mortgagor possesses all franchises, patents, copyrights, trademarks, tradenames, licenses and permits adequate for the conduct of its business substantially as now conducted;

            (n) The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto except as otherwise disclosed in that certain engineering report dated April 13, 1995 and prepared by Inspection & Valuation International. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

            (o) Mortgagor has delivered to Mortgagee true, correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

            (p) Mortgagor and the Property are free from any past due obligations for sales and payroll taxes;

            (q) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof and (ii) the security agreements and financing statements created in favor of Mortgagee; and

            (r) The Property forms no part of any property owned, used or claimed by Mortgagor as a residence or business homestead and is not exempt from forced sale under the laws of the State of Indiana. Mortgagor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

            1.2 Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's expense, shall take (or cause the applicable title company insuring the lien of this Mortgage to take) all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Mortgagee determines that Mortgagor (or such title company) is not adequately performing its obligations under this Section (beyond any applicable grace or cure period), Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps, with respect thereto as Mortgagee shall deem necessary or proper and any and all third party costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            1.3 Performance of Obligations. Mortgagor shall pay when due the principal of and the interest on the indebtedness evidenced by the Note without relief from valuation and appraisement laws. Mortgagor shall also pay all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Mortgagor set forth in the Loan Documents in accordance with their terms. Further, Mortgagor shall promptly perform and comply with all covenants, conditions, obligations and prohibitions required of Mortgagor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Mortgage.

            1.4   Insurance.    Mortgagor  shall,  at  Mortgagor's  expense,
maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

            (a) "All-risk" coverage insurance against loss or damage to the Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the
Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Mortgagor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee's election, by reference to such indices, appraisals or information as Mortgagee determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any coinsurance provisions, all subject to Mortgagee's approval.

            (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $5,000,000 (inclusive of umbrella coverage), combined single limit "per occurrence" for bodily injury, personal injury and property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and property damage liability. During any construction on the Real Estate, Mortgagor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

            (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

            (d) If the Real Estate or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone B), flood insurance in an amount equal to one hundred (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

            (e) During the period of any construction on the Real Estate or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Mortgagee and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

            (f) Rental value or rental income insurance in amounts sufficient to compensate Mortgagor for all Rents and Profits during a period of not less than one year in which the Property may be damaged or destroyed.

            (g) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be reasonably required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

      All such insurance shall (i) be with insurers authorized to do business in the state within which the Real Estate is located and who have and maintain a rating of at least the third (3rd) highest rating category of Moody's or Standard and Poor's, (ii) contain the complete address of the Real Estate (or a complete legal description), (iii) be for terms of at least one year, (iv) contain deductibles no greater than $10,000.00 or as otherwise required by Mortgagee, and (v) be subject to the reasonable approval of Mortgagee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

      Mortgagor shall as of the date hereof deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Mortgagee. Mortgagor shall renew all such insurance and deliver to Mortgagee certificates evidencing such renewals at least thirty (3O) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Mortgagor further agrees that all such policies shall provide that proceeds thereunder shall be payable to Mortgagee, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Mortgagee, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Mortgagor further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Mortgagee; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; and (iii) shall either name Mortgagee as an additional insured or waive all rights of subrogation against Mortgagee. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Mortgagor to Mortgagee as further security for the indebtedness secured hereby. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force of deliver and furnish to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee, together with interest thereon at the Default Interest Rate from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to furnish such insurance.

             1.5 Payment of Taxes. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section
1.6 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Upon Mortgagee's request, Mortgagor shall promptly furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least
fifteen   (15)  days  prior  to  the  applicable  delinquency  date  therefor.
Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Mortgagee determines, in its reasonable opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account (as hereinafter defined) an amount determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

            1.6 Tax and Insurance Impound Account. If at any time during the term of the loan secured hereby either of the following shall occur: (i) a default by Mortgagor hereunder or under any of the other Loan Documents which default has not been cured within any applicable grace or cure period provided herein or in the other Loan Documents; (ii) all bank accounts in connection with the Property are not maintained with First Union National Bank of North Carolina (or one of its affiliates); or (iii) First Union Mortgage Corporation is replaced (by means other than a voluntary transfer e.g., a default under the servicing agreement) as Mortgagee's master or sub-servicing agent of the loan secured hereby (the occurrence of any of the events described in (i),
(ii) or (iii) above is an "Impound Event"), then Mortgagor shall establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee for payment of real estate taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Commencing on the first succeeding payment date under the Note, following notice of the occurrence of an Impound Event, Mortgagor shall deposit in the Impound Account an amount determined by Mortgagee to be necessary to ensure that there will be on deposit with
Mortgagee an amount which, when added to the monthly payments subsequently required to be deposited with Mortgagee hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Mortgagee in the Impound Account an amount sufficient to pay the next due annual installment of real estate taxes and assessment on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal  to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments  that  will  next  become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Mortgagor is required to maintain hereunder, each as estimated and determined by Mortgagee. So long as no default beyond any applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said taxes, assessments and insurance
premiums in one installment before the same become delinquent.    Mortgagor
shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default beyond any applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. Interest on the funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor. The Impound Account is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Mortgagee, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Mortgagee for the purposes of the Impound Account, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or, at the option of Mortgagee, refunded to Mortgagor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Mortgagor shall, within ten (10) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency. If the
Mortgagor shall fail to deposit with Mortgagee the full amount of such deficiency as provided above, Mortgagee shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If there is a default under this Mortgage which is not cured within any applicable grace of cure period, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Mortgagee shall subjectively determine. No such application at the Impound Account shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as

Mortgagee may elect, the balance of the Impound Account then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

            1.7  - Intentionally Deleted Prior to Execution

            1.8  Replacement Reserve; Security Interest Reserves.

             (a) At Lender's option, as additional security for the indebtedness secured hereby, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect a repair reserve (the
"Replacement Reserve") with Mortgagee for payment of certain non-recurring types of costs and expenses incurred by Mortgagor for interior and exterior work to the Property, including without limitation, performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, driveways, ramps, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment (collectively, the "Repairs") provided such costs and expenses are incurred for repairs (i) not incurred for ordinary wear and tear at the Property and (ii) categorized under generally accepted accounting principles as a capital expense and not as an operating expense. Commencing on the first monthly payment date under the
Note and continuing thereafter on each monthly payment date under the Note, the Mortgagor shall pay Mortgagee, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $7,000 per month. So long as no default beyond any applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Replacement Reserve shall be held by Mortgagee in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no default beyond any applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in performing such Repairs within ten
(10) days following: (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Replacement Reserve and a certification by Mortgagor in the form attached hereto as Exhibit C that the work in connection with the applicable item of Repair has been completed or is in progress, (b) the delivery to Mortgagee of invoices, receipts or other evidence satisfactory
to   Mortgagee  verifying  the  cost  of  performing  the  Repairs;  (c)  for disbursement requests in excess of $10,000.00 per month, the delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property;
(d) for disbursement requests in excess of $10,000.00 per month, delivery to Mortgagee of a certification from an inspecting architect or other third party acceptable to Mortgagee describing the Repairs and verifying the completion (or the progress) of the Repairs and the value of the Repairs (whether completed or in progress); and (e) for disbursement requests in excess of $10,000,00 per month, delivery to Mortgagee of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Mortgagor that no new certificate of occupancy is required. Mortgagee shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty (30) day period. In making any payment from the Replacement Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. Mortgagee may, at Mortgagee's expense, make or cause to be made during the term of this Mortgage an annual inspection at the Property to determine the need, as determined by Mortgagee in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Mortgagee shall provide Mortgagor with a written description of the required Repairs and Mortgagor shall complete such Repairs to the reasonable satisfaction of Mortgagee within ninety (90) days after the receipt of such description from Mortgagee, or such later date as may be approved by Mortgagee in its reasonable discretion. The Replacement
Reserve  shall  not,  unless  otherwise    explicitly required by applicable
law, be or be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. Interest on the funds contained in the Replacement Reserve shall be credited to Mortgagor as provided in Section 4.31 hereof. The Replacement Reserve is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Mortgagor shall pay the amount of such deficiency. Upon assignment of this Mortgage by Mortgagee, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If there is a default under this Mortgage which is not cured within any applicable grace or cure period, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Replacement Reserve against the indebtedness secured hereby in whatever order Mortgagee shall subjectively determine. No such application of the Replacement Reserve shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Mortgagee may elect, the balance of the Replacement Reserve then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

            (b) As additional security for the payment and performance by Mortgagor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Mortgagor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Mortgagee, and hereby grants to Mortgagee a security interest in, (i) the Impound Account, the Repair and Remediation Reserve (as defined in Exhibit D) and the Replacement Reserve (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited,
(iii) all insurance of said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Mortgagor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Mortgagee's name or the name of any entity servicing the Note for Mortgagee and hereby acknowledges and agrees, that Mortgagee, or at Mortgagee's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Mortgagee herein may be delivered by Mortgagee at any time to the financial institution wherein the Reserves have been established, and Mortgagee, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Mortgagor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves, so long as the amounts on deposit have been invested in a "Permitted Investment" as that term is defined in Exhibit
E attached hereto. Mortgagor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Mortgagor's direction and is not the exercise by Mortgagee of any right of set-off or other remedy upon a default. Except as otherwise permitted in this Mortgage, Mortgagor hereby
waives  all  right  to  withdraw  funds from the Reserves.    If a default
shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then Mortgagee may, without notice or demand on Mortgagor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Mortgagor under the other Loan Documents in such manner or as Mortgagee shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Mortgagor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, and/or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.

      1.9 Casualty and Condemnation. Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Mortgagee. At any time (x) during the last twelve (12) months prior to the stated maturity or (y) from and after the acceleration of the indebtedness secured hereby, Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from time to time deliver to Mortgagee any instruments required to permit such participation. Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

            (a) In the event that less than seventy percent (70%) of the Improvements located on the Real Estate have been taken or destroyed, then if:

                  (1) no material default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice of the passage of time or both, would constitute a material default hereunder or under any of the other Loan Documents, and

                  (2) the Property can, in Mortgagee's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of
      (i) nine (9) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor of Mortgagee and (ii) the stated maturity date of the Note, and

                  (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in
      Section 1.9 (a)(2) above, and

                  (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Mortgagor, the full amount of which shall at Mortgagee's option have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for any costs and expenses of Mortgagee to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                  (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full w i t h the same coverage ratio considered by Mortgagee in its determination to make the loan secured hereby, and

                  (6) Mortgagor shall have delivered to Mortgagee, at Mortgagor's sole cost and expense, an appraisal report in form and substance satisfactory to Mortgagee appraising the value of the Property as so restored or repaired to be not less than 95% of the appraised value of the Property considered by Mortgagee in its determination to make the loan secured hereby, and

                  (7) Mortgagor so elects by written notice delivered to Mortgagee within fifteen (15) days after settlement of the aforesaid insurance or condemnation claim,


then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such
restoration  or  repair,    and  any funds deposited by Mortgagor therefor, to
Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior reasonable approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance reasonably satisfactory to Mortgagee in its discretion, with any remainder being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion.

            (b)   In  all  other  cases,  namely,  in  the  event that seventy percent (70%) or more of the Improvements located on the Real Estate have been taken or destroyed or Mortgagor does not elect to restore or repair the Property pursuant to clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then in any of such events, Mortgagee shall elect, in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion, with any remainder being paid to Mortgagor, or (2) notwithstanding that Mortgagor may have elected not to restore or repair the Property pursuant to the provisions of Section 1.9(a)(7) above, require Mortgagor to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to the deposit by Mortgagor with Mortgagee, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Mortgagee's costs and expenses to be incurred in connection therewith, the prior approval by Mortgagee of plans and specifications, contractors and form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Mortgagee in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Mortgagee for payment of the indebtedness secured hereby in whatever order Mortgagee directs in its absolute discretion. Any reduction in the indebtedness secured hereby resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof. Partial payments received by Mortgagor, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Mortgagor elects or Mortgagee directs Mortgagor to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restorations or repair, provided the Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be reasonably requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. At any time (x) during the last twelve (12) months prior to the stated maturity or (y) from and after the acceleration of the indebtedness secured hereby, Mortgagee is hereby irrevocably constituted and appointed the attorney-in-fact of Mortgagor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

            1.10  Mechanics'  Liens.   Mortgagor shall pay when due all claims
and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or Improvements; provided, however, that, Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security reasonably satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be unsuccessful. If Mortgagor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            1.11  Rents  and  Profits.   As additional and collateral security
for the payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Mortgagor hereby absolutely and presently assigns to Mortgagee all existing and future Rents and Profits. Mortgagor hereby grants to Mortgagee the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof). Mortgagee shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of a default under this Mortgage which has not been cured within any applicable grace or cure period, Mortgagor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of a default hereunder which has not been cured within any applicable grace or cure period, Mortgagor's license shall automatically terminate without notice to Mortgagor and Mortgagee may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license,
Mortgagor shall be the agent of Mortgagee in collection of the Rents and Profits and all of the Rents and Profits so collected by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Mortgagee and Mortgagor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Mortgagee to be applied by Mortgagee as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Mortgagee shall constitute any assumption by Mortgagee of any obligations under any agreement relating thereto. Mortgagee is obligated to account only for such Rents and Profits as are actually collected or received by Mortgagee. Mortgagor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Mortgagee of a default hereunder, pay said Rents and Profits to Mortgagee without liability to determine the actual existence of any default claimed by Mortgagee. Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Mortgagee, and any such payment shall discharge such payor's obligation to make such payment to Mortgagor. All Rents and Profits collected or received by Mortgagee shall be applied against all expenses of collection, including, without limitation, reasonable attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Mortgagee directs in its sole subjective discretion and without regard to the adequacy of its security; provided, however, prior to the appointment of a receiver Mortgagee shall remit to Mortgagor (while Mortgagor is in possession of the
Property) even though the license has been terminated sufficient funds from the Rents and Profits to enable Mortgagor to pay the monthly costs and expenses of the Property based on a budget to be prepared by Mortgagor and reasonably approved by Mortgagee (but in no event shall Mortgagee be liable for any deficiency in the event there are insufficient funds to pay for such operating expenses). Neither the exercise by Mortgagee of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Mortgagor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Mortgagee covering all of the right, title and interest of Mortgagor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property. All rights and remedies granted to Mortgagee under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Mortgagee hereunder.

            1.12  Leases and Licenses.

            (a) Mortgagor shall, in leasing space in the Improvements, utilize the form lease which has been previously approved by Mortgagee. All leases of space in the Improvements shall be on terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such leases shall also provide for security deposits in reasonable amounts. Mortgagor shall also submit to Mortgagee for Mortgagee's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease. Mortgagor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the material covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Mortgagor shall furnish to Mortgagee, within ten (10) days after a request by Mortgagee to do so, but in any event by January 15 of each year, a current rent roll certified by Mortgagor as being true and correct containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Mortgagee, Mortgagor shall deliver to Mortgagee a copy of each such lease, license and occupancy agreement. Mortgagor shall not do or suffer to be done any act that might result in a material default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13 hereof, shall not further assign any such lease, license or occupancy agreement or any such rents. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every material condition and covenant
of each of the parties under such leases.   Mortgagor shall not, without the
prior written consent of Mortgagee, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Mortgagor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

            (b) Each lease, license and occupancy agreement executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Mortgagee, that the tenant, lessee or licensee, as appropriate, will recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Mortgagor upon any foreclosure of this Mortgage or deed in lieu of foreclosure. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor-in-interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for i n this Section; provided, however, that neither Mortgagee nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Mortgagee or said successor-in-interest.

            (c) Upon the occurrence of a default under this Mortgage which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Mortgage, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys. In such event, Mortgagee shall have, and Mortgagor hereby gives and grants to Mortgagee, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Mortgagee may deem desirable in its sole discretion, and Mortgagor expressly acknowledges and agrees that the term of such lease, license or occupancy agreement may extend beyond the date of any foreclosure sale at the Property; it being the intention of Mortgagor that in such event Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Mortgagor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this

Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest, shall not be revocable  by  Mortgagor  so  long  as  any  indebtedness  secured  hereby  is outstanding, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof. In connection with any action taken by Mortgagee pursuant to this Section, Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Mortgagee in managing the Property, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Mortgagor shall, and does hereby, indemnify Mortgagee for, and hold Mortgagee harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Mortgagee under any such lease, license or occupancy agreement or under this Mortgage or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease, license or occupancy agreement other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Mortgagee any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Property taken under this Section.

            1.13  Alienation and Further Encumbrances.

            (a) Except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Property or any part thereof shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then, the same shall constitute a default hereunder and Mortgagee shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article
III  hereof.   If such acceleration is during any period when a prepayment fee is payable pursuant to
the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Mortgagor were prepaying the entire indebtedness secured hereby on the date of such acceleration.
For the purposes of this Section: (i) in the event either Mortgagor or any of its general partners is a corporation or trust, the sale, conveyance, transfer or disposition of more than 49% of the issued and outstanding capital stock of Mortgagor or any of its general partners or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Mortgagor or any of its general partners so that immediately after such issuance the total capital stock then issued and outstanding is more than 149% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property, and (ii) in the event Mortgagor or any general partner of Mortgagor is a limited or general partnership, a joint venture or a limited liability company, a change, removal or resignation of a general partner or managing partner or the transfer of the partnership interest of any general or managing partner, shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Mortgagor or in any general partner of Mortgagor shall be freely transferable without the consent of Mortgagee and (ii) any involuntary transfer caused by the death of Mortgagor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be a default under this Mortgage so long as Mortgagor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Property remain unchanged as a result of such death or any replacement management is approved by Mortgagee.

            (b) In the event that Mortgagee shall consent, without in any way implying any obligation on the part of Mortgagee to so consent, to a further encumbrance of the Property, the documents evidencing or creating such encumbrance shall be subject to the prior approval of Mortgagee and shall expressly provide, in addition to any other items required by Mortgagee, that:
(i) they are subordinate, secondary, junior and inferior in all respects to the lien of this Mortgage, to the security provided by the other Loan Documents and to any and all rights of Mortgagee set forth therein, including, without limitation, Mortgagee's right to payment under the Note and the rights of Mortgagee set forth herein with respect to any insurance proceeds and condemnation awards which are a part of the Property; and (ii) they shall remain subordinate, secondary, junior and inferior in all respects to any amendments, modifications, extensions or changes in this Mortgage and the other Loan Documents thereafter entered into by Mortgagee and Mortgagor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby; and (iii) they are subordinate, secondary, junior and inferior in all respects to all existing and future leases of space in the improvements and the holder thereof shall, upon request of Mortgagee, specifically subordinate the lien of such encumbrance to all leases of space in the improvements executed after the date of such encumbrance; and (iv) the holder of such subordinate mortgage acknowledges and agrees that a conveyance of all or any portion of the Property to such holder by foreclosure, deed in lieu of foreclosure or otherwise shall constitute a default under this Mortgage.

            (c) Notwithstanding the foregoing provisions of this Section, Mortgagee shall consent to a sale, conveyance or transfer of the Property in its entirety (hereinafter, "Sale") to any person or entity provided that each of the following terms and conditions are satisfied:

                  (1) There can occur no more than two (2) Sales during the term of the loan secured hereby (and not more frequently than one (1) time per calendar year) exclusive of a Sale to a Real Estate Investment Trust as provided in clause (11) below;

                  (2) No default beyond any applicable grace or cure period is then continuing hereunder or under any of the other Loan Documents;

                  (3) Mortgagor gives Mortgagee written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Mortgagee all such information concerning the proposed transferee of the Property (hereinafter, "Buyer") as Mortgagee would require in evaluating an initial extension of credit to a borrower and pays to Mortgagee a non-refundable application fee in the amount of $2,500.00. Mortgagee shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Mortgagee shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Mortgagee's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Mortgagee determines to be commercially reasonable in Mortgagee's sole discretion and, if given, may be given subject to such conditions as Mortgagee may deem appropriate. Notwithstanding the foregoing, Mortgagee shall approve a proposed Buyer whose experience includes managing first class multi-family residential complexes of a type and size similar to the Property, and which manages in the aggregate no less than 1,000 residential units at the time of such transfer;

                  (4) Mortgagor pays Mortgagee, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Mortgagee in connection with the Sale plus either (i) if the closing of such Sale occurs prior to the assignment of this Mortgage to any party other than a shareholder of Mortgagee, or any affiliate of such shareholder, an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note or
      (ii) if the closing of such sale occurs on or subsequent to such assignment, the amount of $7,500.00;

                  (5) The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 4.27 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Mortgagee may reasonably require;

                  (6) Mortgagor and the Buyer execute, without any cost or expense to Mortgagee, new financing statements or financing statement amendments and any additional documents reasonably requested by Mortgagee;

                  (7) Mortgagor delivers to Mortgagee, without any cost or expense to Mortgagee, such endorsements to Mortgagee's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Mortgagee may deem necessary at the time of the Sale, all in form and substance satisfactory to Mortgagee, including, without limitation, an endorsement or endorsements to Mortgagee's title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section with no additional exceptions added to such policy and insuring that fee simple title to the Property is vested in the Buyer;

                  (8) Mortgagor executes and delivers to Mortgagee, without any cost or expense to Mortgagee, a release of Mortgagee, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Mortgagee and shall be binding upon the Buyer;

                  (9) Subject to the provisions of Section 4.27 hereof, such Sale is not construed so as to relieve Mortgagor of any liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Mortgagor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of said liability; and

                  (10) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer approved by Mortgagee in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Mortgagee, a new guaranty or indemnity agreement in form and substance satisfactory to Mortgagee, then Mortgagee shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale; and

                  (11) In the event such Sale is to a Real Estate Investment Trust, such transfer shall be subject to all of the conditions contained in this Section 1.13(c), except in no event shall the transfer fees set forth in Section 1.13(c) 4(i) or (ii) be due and payable.

            1.14 Payment of Utilities, Assessments, Charges, Etc. Mortgagor shall pay when due all utility charges which are incurred by Mortgagor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

            1.15 Access Privileges and Inspections. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times and upon reasonable notice for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Property. Mortgagor shall lend assistance to all such agents, representatives and employees of Mortgagee.

            1.16 Waste; Alteration of Improvements. Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Mortgagor shall maintain the Property in good condition and repair. No material part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Mortgagee. Without the prior written consent of Mortgagee which consent shall not be unreasonably withheld, Mortgagor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

            1.17  Zoning.    Without  the  prior written consent of Mortgagee,
Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Mortgagor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Mortgagor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Mortgagor shall operate the Property as an apartment complex for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or co-operative or convert any part of the Real Estate or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

            1.18 Financial Statements and Books and Records. Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles (or such other accounting basis reasonably acceptable to Mortgagee). Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Mortgagee:

            (a)   copies  of all tax returns filed by Mortgagor, within thirty
(30) days after the date of filing;

            (b) semi-annual operating statements for the Property within forty-five (45) days after the end of each June and December;

            (c) annual balance sheets for the Property and annual financial statements for Mortgagor, each principal or general partner in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby within ninety (90) days after the end of each calendar year;

            (d) such other information with respect to the Property, Mortgagor, the general partners in Mortgagor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Mortgagee, within a reasonable time after the applicable request; and

            (e)   monthly  operating  statements  for  the Property within ten
(10) days after the end of each month during the first six (6) months of the term of the loan secured hereby.

If any of the aforementioned materials are not furnished to Mortgagee within the applicable time periods or Mortgagee is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Mortgagee contained herein, Mortgagee shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Mortgagee, in which event Mortgagor agrees to pay, or to reimburse Mortgagee for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

            1.19 Further Documentation. Mortgagor shall, on the request of Mortgagee and at the expense of Mortgagor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed reasonably advisable by Mortgagee to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Mortgagee, upon Mortgagee's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Mortgagee and in form and substance supplied by Mortgagee, setting forth all amounts due under the Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Mortgagee may reasonably require. Within fifteen (15) days of Mortgagor's request, Mortgagee shall furnish to Mortgagor a duly acknowledged written statement and estoppel certificate addressed to such party as directed by Mortgagor and in form and substance satisfactory to Mortgagee, setting forth all amounts due under the Note, stating to the best of its knowledge whether any defaults beyond any applicable grace and cure period have occurred and are continuing, and whether any offsets or defenses exist against the indebtedness secured thereby.

            1.20 Payment of Costs; Reimbursement to Mortgagee. Mortgagor shall pay all costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise  attributable  or  chargeable  to  Mortgagor  as  the  owner  of the
Property,  including,  without  limitation,  appraisal  fees,  recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees. If Mortgagor defaults in any such payment, which default is not cured within any applicable grace or cure period, Mortgagee may pay the same and Mortgagor shall reimburse Mortgagee on demand for all such costs and expenses incurred or paid by Mortgagee, together with such interest thereon at the Default Interest Rate from and after the date of Mortgagee's making such payment until reimbursement thereof by Mortgagor. Any such sums disbursed by Mortgagee, together with such interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Further, Mortgagor shall promptly notify Mortgagee in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair Mortgagee's security hereunder. Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagor fails to perform any of its covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee's interest in the Property or Mortgagee's right to enforce its security, then Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its discretion. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition (which default is not cured within any applicable grace or cure period) without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Mortgagor, Mortgagee, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Mortgagor hereby indemnifies and holds Mortgagee harmless from and against all loss, cost and expenses with respect to any default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Real Estate or the Improvements or any nuisance made or suffered thereon, including, in any case, reasonable attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

            1.21 Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in all sums on deposit with Mortgagee pursuant to the provisions of Sections 1.6 and 1.8 hereof or any other Section hereof and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property (owned by Mortgagor), all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Mortgagor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Mortgagee. Mortgagor shall, from time to time upon the request of Mortgagee, supply Mortgagee with a current inventory of all of the property in which Mortgagee is granted a security interest hereunder, in such detail as Mortgagee may reasonably require. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

            1.22  Security  Agreement.    This Mortgage constitutes a security
agreement between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Mortgagee shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Mortgagor shall promptly deliver the same to Mortgagee, endorsed to Mortgager, without further notice from Mortgagee. Mortgagor agrees to furnish Mortgagee with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Mortgagor within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Mortgagee shall have the rights and remedies as prescribed in the Mortgage, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Mortgagee's election. Any disposition of the Collateral may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagee shall have the right to enter upon the Real Estate and the
Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Mortgagor, upon demand of Mortgagee, shall assemble such property and make it available to Mortgagee at the Real Estate, a place which is hereby deemed to be reasonably convenient to Mortgagee and Mortgagor. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:

            (a) In the event of a foreclosure sale, the Property may, at the option of Mortgagee, be sold as a whole; and

            (b) It shall not be necessary that Mortgagee take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

            (c) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.


The name and address of Mortgagor (as Debtor under any applicable Uniform Commercial Code) are:

                              Pickwick Place AP XII, L.P.
                              c/o IFGP Corporation
                              One Insignia Financial Plaza
                              Greenville, South Carolina   29602
                              Attention:  Steve Schoenbaechler

The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code) are:

                              First Union National Bank of North Carolina
                              One First Union Center, TW-8
                              Charlotte, North Carolina 28288

            1.23 Easements and Rights-of-Way. Mortgagor shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Mortgagee which consent shall not be unreasonably withheld. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent provided that Mortgagee is paid a standard review fee together with all other expenses, including, without limitation, attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and in the preparation of documents effecting the subordination.

            1.24 Compliance with Laws. Mortgagor shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed.
Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

            1.25 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the Mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the indebtedness secured hereby or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty (30) days from the giving of such notice.

            1.26  Secured  Indebtedness and Future Advances.  It is understood
and   agreed  that  this  Mortgage  shall  secure  payment  of  not  only  the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, up to a maximum amount of two (2) times the original principal amount of the Note ("Maximum Amount Secured Hereby"), and all other amounts payable by the Mortgagor, or advanced by Mortgagee for the account, or on behalf, of the Mortgagor, pursuant to this Mortgage or the other Loan Documents, including, without limitation, amounts advanced with respect to the Property for the payment of taxes, assessments, insurance premiums and other costs and impositions incurred for the protection of the Property to the same extent as if the future obligations and advances were made on the date of execution of this Mortgage, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Mortgage and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Mortgage. Nothing herein shall be deemed a waiver by Mortgagor of the execution of judgment as provided in IC 32-8-16-1.5.

            1.27  Mortgagor's   Waivers.  To the full extent permitted by law,
Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Mortgagor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. (Section Mark)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

            1.28  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

            (a)  MORTGAGOR,  TO  THE  FULL  EXTENT  PERMITTED  BY  LAW, HEREBY
KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF INDIANA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN MARION COUNTY, INDIANA,
(iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). MORTGAGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS FOR
NOTICES DESCRIBED IN SECTION 4.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

            (b) MORTGAGEE AND MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

            1.29 Contractual Statute of Limitations. Mortgagor hereby agrees that any claim or cause of action by Mortgagor against Mortgagee, or any of Mortgagee's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Mortgagee or by Mortgagee's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Mortgagor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Mortgagor first acquires actual knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and compliant on an officer of Mortgagee or any other person authorized to accept service of process on behalf of Mortgagee, within thirty (30) days thereafter. Mortgagor agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Mortgagee. This provision shall survive any termination of this Mortgage or any of the other Loan Documents.

            1.30 Management. The management of the Property shall be by either: (a) Mortgagor or an entity affiliated with Mortgagor approved by
Mortgagee for so long as Mortgagor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Mortgagee (Mortgagee hereby approves Insignia Management Group, L.P. as manager of the Property). Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Mortgagee. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Mortgagee. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Mortgagee shall have the right to terminate, or to direct Mortgagor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Mortgagor to retain, a new management agent approved by Mortgagee. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Mortgagor's liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Mortgagor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

            1.31  Hazardous Waste and Other Substances.

            (a) Mortgagor hereby represents and warrants to Mortgagee that, as of the date hereof: (i) to the best of Mortgagor's knowledge, information and belief, the Property is not in direct or indirect violation of any local,
state   or  federal  law,  rule  or  regulation  pertaining  to  environmental regulation, contamination or clean-up (collectively, "Environmental Laws") except as otherwise disclosed in that certain phase 1 environmental report dated April 13, 1995 and prepared by IVI Environmental, Inc. (the "Environmental Report"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (Section Mark)9601 et seq. and 40 CFR (Section Mark)302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (Section Mark)6901
et seq.), the Federal Water Pollution Control Act (33 U.S.C. (Section Mark)1251 et seq. and 40 CFR (Section Mark)116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. (Section Mark)1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; (ii) to the best of Mortgagor's knowledge, information and belief, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (except for minimal quantities of the foregoing substances stored or used in connection with the operation of the Property in the ordinary course of business as an apartment complex, which storage and use is in substantial compliance with the Environmental Laws) (collectively, "Hazardous Substances") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except as otherwise disclosed in the Environmental Report;
(iii)  the

Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances;
(iv) to the best of Mortgagor's knowledge, information and belief, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Mortgagor know of any basis for such a claim; (vi) none of the Property is within the definition of the term "property" contained in Section 6 (IC 13-7-22.5-6) of the Indiana Responsible Property Transfer Law ("IRPTL") (IC 13-7-22.5), and Mortgagor shall observe, perform and comply with the requirements of IRPTL in connection with the Mortgage and the transactions evidenced by this Mortgage, and (vii) Mortgagor has received no notice of and, to the best of Mortgagor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Mortgagor know of any basis for such a claim.

            (b) Mortgagor shall, to the extent required by and within the time periods provided in the Environmental Laws, keep or cause the Property to be kept free from Hazardous Substances. Mortgagor shall keep or cause the Property to be kept in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

            (c)  Mortgagor  shall promptly notify Mortgagee if Mortgagor shall become aware of the possible existence of any Hazardous Substances on the Property or if Mortgagor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Mortgagor shall deliver to Mortgagee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Mortgagor shall, promptly and when and as required by Mortgagee, at Mortgagor's sole cost and expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Mortgagee), and shall further pay or cause to be paid, at no expense to Mortgagee, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Mortgagor fails to do so after any applicable grace or cure periods, Mortgagee may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan

Documents securing all or any part of the indebtedness evidenced by the Note. In furtherance of the foregoing and after Mortgagor's failure to comply with any applicable grace or cure periods, Mortgagor hereby grants to Mortgagee and its agents and employees access to the Property and a license to remove any items deemed by Mortgagee to be Hazardous Substances and to do all things Mortgagee shall deem necessary to bring the Property in conformance with Environmental Laws. Mortgagor covenants and agrees, at Mortgagor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Mortgagee), and hold Mortgagee harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee or the Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Mortgagor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Mortgagor;
(iii) the failure by Mortgagor to comply fully with the terms and conditions of this Section 1.31; (iv) the breach of any representation or warranty contained in this Section 1.31; or (v) the enforcement of this Section 1.31, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 1.31(c) shall also include any loss incurred by Mortgagee as a result of a diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.31(c). The foregoing indemnity shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Property after foreclosure or other taking of title to the Property by Lender, its successor, assignee or designee. Mortgagee's rights under this Section shall survive payment in full of the indebtedness secured hereby and shall be in addition to all other rights of Mortgagee under this Mortgage, the Note and the other Loan Documents.

            (d) Upon Mortgagee's request, at any time after the occurrence of a default beyond any applicable grace or cure period under this Mortgage, or at such other time as Mortgagee has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Mortgagor shall provide, at Mortgagor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Mortgagee indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Mortgagee indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Mortgagor fails to provide such inspection or audit within thirty (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            1.32  Indemnification; Subrogation.

            (a) Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Mortgagee's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the secured indebtedness, this Mortgage, the Property, or any part thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Mortgagee by reason of Mortgagee's willful misconduct or gross negligence.

            (b) If Mortgagee is made a party defendant to any litigation or any claim is threatened or brought against Mortgagee concerning the secured indebtedness, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or to prosecute any breach by Mortgagor of any of the terms hereof or to recover any sum secured hereby, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees (together with reasonable appellate counsel, fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach, All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Mortgagee and Mortgagee's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Mortgagee's in-house counsel.

            (c) A waiver of subrogation shall be obtained by Mortgagor from its insurance carrier and, consequently, Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Property, Mortgagor's property or this property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

            1.33 Negative Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Mortgagor. Mortgagor hereby represents, warrants and covenants, as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Mortgagor:

            (a) will not dissolve or terminate or materially amend the terms of its certificate of incorporation or partnership agreement;

            (b) will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

            (c) has not and will not guarantee or otherwise become liable on or in connection with any other person or entity;

            (d) does not own and will not own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

            (e) is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

            (f) will not enter into any contract or agreement with any general partner, principal or affiliate of the Mortgagor or any affiliate of the general partner of the Mortgagor except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

            (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Property; no other debt may be secured (senior, subordinate or pari passu) by the Property;

            (h) has not made and will not make any loans or advances to any third party (including any affiliate);

            (i) is and will be solvent and pay its debt from its assets as the same shall become due;

            (j) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or bylaws in a manner which adversely affects the Mortgagor's existence as a single purpose entity;

            (k) will conduct and operate its business as presently conducted and operated;

            (l) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners;

            (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of the Mortgagor);

            (n)   will file its own tax returns;

            (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

            (p) will not seek the dissolution or winding up, in whole or in part, of the Mortgagor;

            (q) will not commingle the funds and other assets of Mortgagor with those of any general partner, any affiliate or any other person;

            (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

            (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

            (t) will not do any act which would make it impossible to carry on the ordinary business of Mortgagor;

            (u) will not possess or assign the Property or incidental personal property necessary for the operation of the Property for other than a business or company purpose;

            (v) except as otherwise permitted under Section 1.13 of this Mortgage, will not sell, encumber or otherwise dispose of all or substantially all of the Property or incidental personal property necessary for the operation of the Property;

            (w) will not hold title to Mortgagor's assets other than in Mortgagor's name; and

            (x) will not institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Mortgagor or a substantial part of Mortgagor's property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any action in furtherance of any such action.

                                   ARTICLE II
                               EVENTS OF DEFAULT

            2.1   Events  of  Default.   The occurrence of any of the following
events shall be a default hereunder:

            (a) Mortgagor fails to punctually perform any covenant, agreement,obligation, term or condition hereof which requires payment of any money to Mortgagee (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note) for five
(5) business days after any such amounts are due and payable if a time period for payment is set forth in this Mortgage or in any of the other Loan Documents, or if no such time period is set forth, if any such amounts are not paid within five (5) business days after notice has been given to Mortgagor.

            (b)   Mortgagor  fails  to provide insurance as required by Section
1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.15 or 1.31 hereof (provided, however, that interest on the indebtedness shall accrue from the time of such default at the Default Interest Rate only if such default is not cured within five (5) business days after written notice thereof from Mortgagee to Mortgagor, provided, further, that Mortgagee's failure to send such notice shall not affect or impair the existence of such default and Mortgagee's right to exercise its other remedies as a result thereof).

            (c) Mortgagor fails to perform any other covenant, agreement, obligation, term or condition set forth herein or in any of the other Loan Documents (other than those otherwise described in this Section 2.1 or in the Hazardous Substances Indemnity Agreement of even date herewith) and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

            (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any general partner in Mortgagor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Mortgagee to have been false or misleading in any material respect at the time made.

            (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Mortgagor or its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof and same has not been cured within fifteen (15) days after written notice thereof from Mortgagee to Mortgagor.

            (f)   Intentionally Omitted Prior to Execution.

            (g) Mortgagor, general partner in Mortgagor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, general partner of Mortgagor or indemnitor or guarantor or for a substantial part of the assets of Mortgagor, of general partner of Mortgagor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

            (h) A petition is filed or any case, proceeding or other action is commenced against Mortgagor, general partner of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Mortgagor, general partner of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, general partner of Mortgagor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Mortgagor, general partner of

Mortgagor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Mortgagor, general partner of Mortgagor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

            (i) The Property or any part thereof shall be taken on execution or other process of law in any action against Mortgagor.

            (j)   Mortgagor abandons all or a portion of the Property.

            (k) The holder of any lien or security interest on the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

            (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Mortgagee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

            (m)   Any   dissolution,   termination,   partial    or    complete
liquidation, merger or consolidation of Mortgagor, or any general partner.

            (n)   Mortgagor's  failure  to  timely  complete  the  Deferred
Maintenance (as defined in Exhibit D) in accordance with Exhibit D attached hereto and made a part hereof.

                                  ARTICLE III
                                    REMEDIES


            3.1 Remedies Available. If there shall occur a default under this Mortgage, and such default has not been cured within any applicable grace or cure period, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

            (a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

            (b) Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to complete any unfinished construction on the Real Estate, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            (c) Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

            (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Mortgagor or any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure.

            (e) Foreclosure. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee.

                  (1) In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceeding, including, but not limited to, attorneys' fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the
            Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof.

                  (2) Mortgagee may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property foreclosed.

            (f)   Other.    Exercise  any  other  right  or  remedy  available
hereunder, under any of the other Loan Documents or at law or in equity.

            3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Mortgagee in its discretion may determine:

            (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, environmental audit charges, title charges and transfer taxes.

            (b) To payment of all sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

            (c) To payment of the secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

      The remainder, if any, of such funds shall be disbursed to Mortgagor or to the person or persons legally entitled thereto.

            3.3   Right  and  Authority of Receiver or Mortgage in the Event of
Default: Power of Attorney. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the  Property  pursuant  to
Section 3.1(b) hereof or appointment of a receiver pursuant  to  Section
3.1(b) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole  discretion,  all  at  Mortgagor's  expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney-in-fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable;
(l) collect and receive the Rents and Profits from the  Property; (m)
eject tenants or repossess personal property, as provided by law,  for breaches of the conditions of their leases or other agreements; (n)sue for unpaid Rents and Profits, payments, income or proceeds in the name of
Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and (r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease, contract, concession, license or other agreement to Mortgagee without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Mortgage or under any of the other Loan Documents has actually occurred or is then existing. Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Mortgagee in connection with any action taken under this
Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

            3.4 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

            3.5 Notice to Account Debtors. Mortgagee may, at any time after a default suit hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Mortgagor included in the Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

            3.6 Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any default hereunder. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

            3.7   Payment  of  Expenses.   Mortgagor shall pay on demand all of
Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            3.8 Unavailability of Remedies. To the extent the laws of Indiana limit (i) the availability of the exercise of any of the remedies set forth herein, including, without limitation the remedies involving a power of sale on the part of the Mortgagee and the right of the Mortgagee to exercise self-help in connection with the enforcement of the terms of this Mortgage, or
(ii) the enforcement of waivers and indemnities made by the Mortgagor, such remedies, waivers, or indemnities shall be exercisable or enforceable, any provisions in this Mortgage to the contrary notwithstanding, if, and to the extent, permitted by the laws in force at the time of the exercise of such remedies or the enforcement of such waivers or indemnities without regard to the enforceability of such remedies, waivers or indemnities at the time of the execution and delivery of this Mortgage.


                                   ARTICLE IV
                       MISCELLANEOUS TERMS AND CONDITIONS


            4.1 Time of Essence. Time is of the essence with respect to all provisions of this Mortgage.

            4.2 Release of Mortgage. If all of the secured indebtedness be paid, then and in that event only, all rights under this Mortgage shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

            4.3 Certain Rights of Mortgagee. Without affecting Mortgagor's liability for the payment of any of the indebtedness secured hereby, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of the Mortgage or any agreement subordinating the lien hereof.

            4.4 Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

            4.5   Notices.    All  notices,  demands,  requests  or  other
communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery.
All notices, demands and requests to be sent to Mortgagee shall be addressed to the attention of the Capital Markets Group. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

            4.6 Successors and Assigns. The terms, provisions (including the non-recourse language of Section 4.27 hereof), indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest of Mortgagor in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such parties' successors and assigns, and the term "Mortgagee" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor.

            4.7 Severability. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

            4.8 Gender. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

            4.9   Waiver:  Discontinuance  of Proceedings.  Mortgagee may waive any single default by Mortgagor hereunder without waiving any other prior or subsequent default. Mortgagee may remedy any default by Mortgagor hereunder without waiving the default remedied. Neither the failure by Mortgagee to exercise, nor the delay by Mortgagee in exercising, any right, power or remedy upon any default by Mortgagor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the same had never been invoked.

            4.10  Section  Headings.    The  headings  of  the  sections  and
paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

            4.11 Governing Law. This Mortgage will be governed by and construed in accordance with the laws of the State of Indiana provided that to the extent any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the Real Estate is located shall govern as to the creation, priority and enforcement of liens and security interests in property located in such state.

            4.12 Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Indiana are authorized by law to be closed.

            4.13 Relationship of the Parties. The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

            4.14 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

            4.15 Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

            4.16 Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

            4.17 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.


            4.18 Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected by Mortgagee in its sole subjective discretion shall be controlling.

            4.19 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

            4.20 No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee as evidenced by an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Mortgage may be foreclosed as if owned by a stranger to said other or additional interests.

            4.21 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby up to the Maximum Amount Secured Hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

            4.22 Mortgagee May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals or general partners in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

            4.23 Fixture Filing. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. The information provided in this paragraph is provided in order that this Mortgage shall comply with the requirements of IC 26-1-9-402 for a mortgage instrument to be filed as a financing statement. The Mortgagor is the "Debtor" and its name and mailing address are set forth in Section 1.22 of this Mortgage. The "Secured Party" is the Mortgagee and its name and mailing address from which information concerning the security interest granted herein may be obtained are as set forth in Section 1.22 of this Mortgage. A statement describing the portion of the Property comprising of goods or other personal property that may now be or hereafter become fixtures hereby secured is set forth in the description of Property contained herein. The record owner of the Property is the Mortgagor.

            4.24 After-Acquired Property. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Mortgage. Nevertheless, Mortgagor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Mortgagee shall require for accomplishing the purposes of this Mortgage.

            4.25 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

            4.26 Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages.

            4.27 Personal Liability. Notwithstanding anything to the contrary contained in this Mortgage, the liability of Mortgagor and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the other Loan Documents shall be limited as set forth in Section 1.05 of the Note.

            4.28 Recording and Filing. Mortgagor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Upon Mortgagee's request, Mortgagor shall immediately deliver to Mortgagee, or its servicing agent, a verification of the status of payment of taxes and assessments on the Property. If Mortgagor fails to deliver such verification to Mortgagee, or its servicing agent, as the case may be, within five (5) business days of such request, Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

            4.29 Entire Agreement and Modification. This Mortgage and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Mortgage and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

            4.30 Maximum Interest. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Mortgagee be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Mortgagor and Mortgagee.

            4.31 Interest Payable by Mortgagor. Mortgagee shall cause funds in the Replacement Reserve to be deposited into an interest bearing account of the type customarily maintained by Mortgagee or its servicing agent for the investment of similar reserves, which account may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Mortgagor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Mortgagee and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.

            4.32 Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibits C and D attached hereto and made a part hereof, if any, shall be a part of this Mortgage and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Mortgage, be deemed to control.

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.


                              MORTGAGOR:

                              PICKWICK PLACE AP XII, L.P.,
                              a South Carolina limited partnership

                              By:   Angeles    Partners    XII    GP    Limited
                                    Partnership,  a  South  Carolina  limited
                                    partnership, its sole general partner

                                    By:   GP Services III, Inc.,
                                          a Delaware corporation,
                                          its sole general partner


                                          By:   \s\Robert D. Long Jr.
                                                Name:Robert D. Long Jr.
                                                Title:      CAO/Controller

STATE OF SC             )
                        ) ss:
COUNTY OF Greenville    )


      Before me, a Notary Public in and for said County and State, personally appeared Robert D. Long Jr, the CAO/Controller of GP Services III, Inc., a Delaware corporation, said corporation being the sole General Partner of Angeles Partners XII GP Limited Partnership, a South Carolina limited partnership being the sole General Partner of Pickwick Place AP
XII, L.P., a South Carolina limited partnership and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said corporation acting in its capacity as General Partner for and on behalf of said limited partnership, and who having been duly sworn, stated that any representations therein contained are true and correct.

      Witness my hand and Notarial Seal this 17th day of April   , 1995.


                                          \s\Antoinette M. Wolf
                                                      (signature)

                                          Antoinette M. Wolf
My Commission Expires:              (printed name)   Notary Public


Feb. 25, 2004                       Resident of Greenville  County




              THIS INSTRUMENT WAS PREPARED BY BRIAN J. NEILINGER, ESQ.
                          OF ORRICK, HERRINGTON & SUTCLIFFE

                                      EXHIBIT A

                                PROPERTY DESCRIPTION

                                      EXHIBIT B

                                PERMITTED EXCEPTIONS


 1. Taxes for the year 1995 payable 1996 are now a lien, but which are not currently due and payable, and for subsequent years.

 2. Subject to Solid Waste Assessment Number GG94274143 for the year 1994 in the amount of $5,376.00 each installment.

 3. Easements for ditches and/or title drains for Hoover Run and water retention area located as shown on the survey by Paul I. Cripe, Inc., dated March 25, 1975, last revised September 20, 1994, and last re-certified on July 8, 1994.

 4. Terms and provisions of a perpetual easement granted to the City of Indianapolis by its Department of Public Works dated November 22, 1977 and recorded December 5, 1977 as Instrument No. 77-81369, in the Office of the Recorder of Marion County, Indiana.

 5. Rights, easements, covenants, agreements, terms and provisions of an Easement for pipeline and incidental purposes in favor of E.A. Brown recorded April 21, 1941 in Deed Record 1059, page 44; last assigned of record to The Buckeye Pipe Line Company by assignment recorded April 13, 1967 as Instrument No. 67-14855; as Amended by Partial Release and Agreement dated May 17, 1966 and recorded June 14, 1966 as Instrument No. 66-29753, and by Partial Release and Agreement dated January 5, 1973 and recorded January 29, 1973 as Instrument
      No. 73-5357, in the Office of the Recorder of Marion County, Indiana.

 6. Terms and provisions of an Electric Line Easement granted to Indianapolis Power & Light Company dated February 1, 1973 and recorded February 28, 1973 as Instrument No. 73-11864, in the Office of the Recorder of Marion County, Indiana.

 7. Rights of the Public, the State of Indiana, and the Municipality in and to that part of the premises taken or used for Ditch Road located as shown on the survey by Paul I. Cripe, Inc., dated March 25, 1975, last revised September 20, 1994, and last re-certified on July 8, 1994.

 8. Terms and provisions of an Electric Line Easement granted to Indianapolis Power & Light Company dated March 5, 1971 and recorded March 22, 1971 as Instrument No. 73-12368, in the Office of the Recorder of Marion County, Indiana.

 9. Easement for Ingress and Egress dated May 10, 1984 and recorded May 11, 1984 as Instrument No. 84-34867, in the Office of the Recorder of Marion County, Indiana.

10. Declaration of Easement dated May 10, 1984 and recorded May 11, 1984 as Instrument No. 84-34868, in the Office of the Recorder of Marion County, Indiana.

11. Rights and easements granted to Indiana Bell Telephone Company, Incorporated by instrument dated January 3, 1990 and recorded February 28, 1990 as Instrument No. 90-18878, in the Office of the Recorder of Marion County, Indiana.

12. Rights, easements, terms and provisions of Easement Agreement by and between Angeles Partners XII and Whitehorse Investment Co., Inc. dated September 25, 1987 and recorded September 30, 1987 as Instrument No. 87-113526, in the office of the Recorder of Marion County, Indiana.

13 Survey by Paul I. Cripe, Inc., dated March 25, 1975, last revised September 20, 1994, and last re-certified July 8, 1994 discloses the following.

      (a) Chain link fence along the property lines running outside the property lines at several locations.

      (b) Chain link fence along the property lines running inside the property lines at several locations.

                                      EXHIBIT C

                               MORTGAGOR'S CERTIFICATE


       PICKWICK PLACE AP XII, L.P. (the "Mortgagor") has made due investigation as to the matters hereinafter set forth and does hereby certify the following to induce FIRST UNION NATIONAL BANK OF NORTH CAROLINA, (the "Mortgagee") to advance the aggregate sum of $__________________ (the "Disbursement") [from the Replacement Reserve or Repair and Remediation Reserve] to the Mortgagor pursuant to the terms of that certain Mortgage, Security Agreement and Financing Statement (Fixture Filing), dated as of _____ __, 199_, between the Mortgagee and the Mortgagor (together with any amendments, modifications, supplements and replacements thereof or therefor, the "Mortgage"), dated ____________, pursuant to that certain Disbursement request which is being submitted to the Mortgagee. (Capitalized terms used and not otherwise define shall have the respective meanings given to them in the Mortgage.)

          1. No default beyond any applicable notice and/or grace period exists under the Mortgage or under any of the other Loan Documents.

          2. The [Repairs or Deferred Maintenance] relative to the Disbursement have been delivered or provided to Mortgagor and are properly, completely and permanently installed on or about the Property [or otherwise properly completed, as applicable--Not applicable if work in progress.]

            3. All of the statements, invoices, receipts and information delivered in connection with the Disbursement request being submitted to the Mortgagee in connection herewith are true and correct as of the date hereof, and the amount requested in said Disbursement request accurately reflects the precise amounts due and payable during the period covered by such Disbursement request. All of the funds to be received pursuant to such Disbursement request shall be used solely for the purpose of reimbursing the Mortgagor for items previously paid.

            4. Nothing has occurred subsequent to the date of the Mortgage which has or may result in the creation of any lien, charge or encumbrance Estate or the Improvements or any part thereof, or anything affixed thereto or used in connection therewith, or which has or may substantially and adversely impair the ability of the Mortgagor to make any payments of principal and interest on the Note or the ability of the Mortgagor to meet its obligations under the Mortgage.

            5. None of the labor, materials, overhead or other items of expense specified in the Disbursement request submitted herewith has previously been the basis of any Disbursement request by the Mortgagor or any payment by the Mortgagee and, when added to all sums previously disbursed by Mortgagee on account of the [Deferred Maintenance or Repairs], do not exceed the costs of all [Deferred Maintenance or Repairs] services completed, installed and/or delivered, as applicable, to the date of that certificate.

            6. The amount remaining in the [Account] allocated to the payment of items on the [Deferred Maintenance or Repairs] will be sufficient to pay in full the entire remaining cost of [Deferred Maintenance or Repairs] required to be completed in accordance with the Mortgage.

            7. All work required permits and approvals required to complete the work which work is now in process or was previously completed have been obtained.

            8. All conditions to the Disbursement to be made in accordance with the Disbursement request submitted herewith have been met in accordance with the terms of the Mortgage.



                                          By:__________________________

                                      EXHIBIT D

                               Additional Stipulations

      Repair  and  Remediation  Reserve.    Prior to the execution of
this Mortgage, Mortgagee has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Mortgagor has established with the Mortgagee a reserve in the amount of $866,250.00 [125% OF THE ESTIMATED COST TO COMPLETE] (the "Repair and Remediation Reserve") by depositing such amount with Mortgagee. Mortgagor shall cause each of the items described in Exhibit D-1 attached hereto and made a part hereof and as more particularly described in that certain Engineering Report entitled, dated April 13, 1995 and prepared by Inspection & Valuation International (the "Deferred Maintenance') to be completed, performed, remediated and corrected to the satisfaction of Mortgagee and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before the expiration of 180 days after the effective date hereof, as such time period may be extended by Mortgagee
in its sole discretion.    So  long  as  no  default  beyond any
applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Repair and Remediation Reserve shall be held by Mortgagee in the Repair and Remediation Reserve to pay the costs and expenses of completing
the Deferred Maintenance.    So  long  as  no  default beyond any
applicable grace or cure period hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Mortgagor the amount paid or
incurred by Mortgagor   in  completing,  performing,  remediating  or
correcting the Deferred Maintenance upon (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Repair and Remediation Reserve and a certification by Mortgagor in the form of Exhibit C that the work in connection with the applicable item of Deferred Maintenance has been completed or is in progress in accordance with the terms of this Mortgage, (b) delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee verifying the costs of the Deferred Maintenance to be reimbursed, (c) for disbursement requests in excess of $10,000 per month, delivery to Mortgagee of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Mortgagee describing the completed work, verifying the completion (or the progress) of the work and the value of the work (whether completed or in progress) and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances rules and regulations relating to the Deferred Maintenance so performed, and (d) for disbursement requests in excess of $10,000 per month, delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property. Mortgagee shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any thirty (30) day period. In making any payment from the Repair and Remediation Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. Mortgagor hereby grants to Mortgagee, as additional security for payment of the indebtedness secured hereby, a
security  interest  in the Repair and Remediation Reserve.    In no
event may Mortgagor be entitled to reimbursement of any costs with respect to each item of Deferred Maintenance in excess of the applicable amount set forth in Exhibit D-1 attached hereto and
made  part  hereof.   The Repair and Remediation  Reserve
shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. No interest on the funds contained in the Repair and Remediation Reserve shall be paid by Mortgagee to Mortgagor. The Repair and Remediation Reserve is solely for the protection of Mortgagee and entails no responsibility on Mortgagee's part beyond the payment of the costs and expenses described in this paragraph in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Mortgagor shall pay the amount of
such deficiency.   Upon assignment of this Mortgage by Mortgagee, any
funds in the Repair and Remediation Reserve shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. If there is a default under this Mortgage which is not cured within any applicable grace or cure period, Mortgagee may, but shall not be obligated to, apply at any time the balance then remaining in the Repair and Remediation Reserve against the indebtedness secured hereby in whatever order Mortgagee shall subjectively determine. No such application of the Repair and Remediation Reserve shall be deemed to cure any default hereunder. Upon the earlier to occur of full payment of the indebtedness secured hereby in accordance with its terms, the completion of the Deferred Maintenance to the satisfaction of the Mortgagee or at such earlier time as Mortgagee may elect, the balance of the Repair and Remediation Reserve then in Mortgagee's possession shall be paid over to Mortgagor and no other party shall have any right or claim thereto.

                                      EXHIBIT E


      "Permitted   Investments"  shall  mean  any  one  or  more  of
the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Mortgagee, Servicer, REMIC Trustee or any of their respective affiliates:

             (i) direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, (a) the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America, or (b) FHLMC, FNMA, the Federal Farm Credit System or the Federal Home Loan Banks provided such obligations at the time of purchase or contractual commitment for purchase are qualified by the Rating Agencies as a Permitted Investment hereunder as evidenced in writing;

              (ii)  fully   FDIC-insured  demand  and  time
        deposits in.or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the commercial paper and long-term unsecured debt obligations of such depository institution or trust company have the highest rating available for such securities by the Rating Agencies, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency as evidenced in writing;

                (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

              (iv) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia receiving the highest long-term unsecured debt rating available for such securities by the Rating Agencies, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency as evidenced in writing;

             (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and is rated by the Rating Agencies in their highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Central Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Central Account;

               (vi) commercial or finance company paper (including both non- interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agencies in their highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agencies in their highest rating available in their short-term and long-term unsecured debt ratings, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency as evidenced in writing;

                  (vii) guaranteed  reinvestment agreements acceptable
            to the Rating Agencies issued by any bank, insurance company or other corporation rated in the highest long-term
            unsecured rating levels available to such issuers   by  the
            Rating Agencies throughout the duration of such agreements, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency as evidenced in writing;

                  (viii) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have been designated in writing by the Rating Agencies as Permitted Investments with respect to this definition; and

                  (ix) if previously confirmed in writing to the REMIC Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, that may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to their initial rating of the Certificates;

provided, however, that no instrument or security shall be a Permitted Investment if (y) such instrument or security evidences a right to receive only interest payments or (z) the right to receive principal and interest payments derived from the underlying investment provide a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                        ASSIGNMENT OF LEASES AND RENTS

                          PICKWICK PLACE AP XII, L.P.

                                  AS ASSIGNOR

                                      AND

                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                                  AS ASSIGNEE

                             City:  Indianapolis
                               County: Marion
                                State: Indiana














                             Record and Return To:
                        Orrick, Herrington & Sutcliffe
                             599 Lexington Avenue
                           New York, New York  10022
                           Attention:  Susan Inkeles

                        ASSIGNMENT OF LEASES AND RENTS




            THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made as of the 17th day of April, 1995, is by PICKWICK PLACE AP XII, L.P., a South Carolina limited partnership ("Assignor"), whose address is One Insignia Financial Plaza, Greenville, South Carolina 29602 in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("Assignee"), whose address is One
First  Union  Center, TW-8, Charlotte, North Carolina 28288.

                             W I T N E S S E T H:

            THAT,  WHEREAS, Assignor has executed that certain
Promissory Note dated of even date herewith (the "Note"), payable to the order of Assignee in the stated principal amount of Six million six hundred thousand dollars------- ----------------_________
_____________________________ ($6,600,000        ); and

            WHEREAS, the Note is secured by that certain Mortgage, Security Agreement and Financing Statement (Fixture Filing) dated of even date herewith (the "Mortgage"), from Assignor, as Mortgagor, to Assignee, as Mortgagee, encumbering that certain real property situated in the City of Indianapolis, County of Marion, State of Indiana as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference and all buildings and other improvements now or hereafter located thereon (collectively, the "Improvements") (said real property and the Improvements are hereinafter sometimes collectively referred to as the "Property"); and

            WHEREAS, Assignor is desirous of further securing to Assignee the performance of the terms, covenants and agreements hereof and of the Note, the Mortgage and each other document evidencing, securing, guaranteeing or otherwise relating to the indebtedness evidenced by the Note (the Note, the Mortgage and such other documents, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

            NOW, THEREFORE, in consideration of the making of the loan evidenced by the Note by Assignee to Assignor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to:

            (a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the "Leases"); and

            (b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits and income of every nature of and from the Property, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Property, together with the immediate and continuing right to collect and receive the same (subject to the terms hereof), whether now due or hereafter becoming due, and together with all rights and claims of any kind that Assignor may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Property (collectively, the "Rents").

            TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.

            IT IS AGREED that, notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases and a present, absolute and executed grant of the powers herein granted to Assignee, Assignor is hereby granted a license by Assignee, to retain possession of the Leases and to collect and retain the Rents unless and until there shall be a default under the terms of any of the Loan Documents, which default has not been cured within any applicable grace or cure period. In the event of such
uncured   default,  the  aforementioned  license  granted  to  Assignor shall automatically terminate without notice to Assignor, and Assignee may thereafter, without taking possession of the Property,
take possession of the Leases  and  collect  the  Rents.    Further,
from and after such termination, Assignor shall be the agent of Assignee in collection of the Rents, and any Rents so collected by Assignor shall be held in trust by Assignor for the sole and exclusive benefit of Assignee and Assignor shall, within one (1) business day after receipt of any Rents, pay the same to Assignee to be applied by Assignee as hereinafter set forth. Furthermore, from and after such uncured default and termination of the aforementioned license, Assignee shall have the right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, to: (a) make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as particularly set forth in the Mortgage; (b) manage and operate the Property, with full power to employ agents to manage the same; (c) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (d) do all acts relating to such management of the Property, including, but not limited to, negotiation of new Leases, making adjustments of existing Leases, contracting and paying for repairs and replacements to the Improvements and to the fixtures, equipment and personal property located in the Improvements or used in any way in the operation, use and occupancy of the Property as in the sole but reasonable judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole but reasonable judgment of Assignee may be necessary to maintain a proper rental income from the Property, employing necessary managers and other employees, purchasing fuel, providing utilities and paying for all other expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums
therefor.    Assignee shall apply the Rents from the Property, after
deducting the costs of collection thereof, including, without limitation, reasonable attorneys' fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole but reasonable discretion, may determine; provided, however, prior to the appointment of a receiver Assignee shall remit to Assignor (while Assignor is in possession of the Property) even though the license has been terminated sufficient funds from the Rents and Profits to enable Assignor to pay the foregoing expenses of the Property based on a budget to be prepared by Assignor and reasonably approved by Assignee (but in no event shall Assignee be liable for any deficiency in the event there are insufficient funds to pay for such operating expenses). The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of,the Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any default under the Loan Documents or prevent foreclosure of any liens on the Property nor shall such exercise make Assignee liable under any of the Leases, Assignee hereby expressly reserving all of its rights and privileges under the Mortgage and the other Loan Documents as fully as though this Assignment had not been entered into.

            Without limiting the rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying attorneys' fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, reasonable attorneys' fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Assignee until repaid by Assignor, shall immediately be due and payable to Assignee by Assignor on demand and shall be secured by the Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            IT IS FURTHER AGREED that this Assignment is made upon the following terms, covenants and conditions:

            1. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property or from any other act or omission of Assignee in managing the Property. Assignor shall and does hereby indemnify and hold Assignee harmless from and against any and all liability, loss, claim, demand or damage which may or might be incurred by reason of this Assignment, including, without limitation, claims or demands for security deposits from tenants of space in the Improvements deposited with Assignor, and from and against any 3 and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. Should Assignee incur any liability by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys' fees, together with interest thereof at the Default Interest Rate from the date paid or incurred by Assignee until repaid by Assignor, shall be immediately due and payable to Assignee by Assignor upon demand and shall be secured by the Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            2. This Assignment shall not be construed as making Assignee a mortgagee in possession.

            3. Assignee is obligated to account to Assignor only for such Rents as are actually collected or received by Assignee.

            4.    Assignor  hereby further presently and absolutely
assigns to Assignee    subject  to the terms and provisions of this
Assignment:  (a)  any award    or   other  payment  which  Assignor may
hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to, from and after the occurrence of a default by Assignor hereunder or under any of the other Loan Documents which has not been cured within any applicable grace or cure period, appear in any such proceeding and to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the loan evidenced by the Note.

            5. Assignor represents, warrants and covenants to and for the benefit of Assignee: (a) that Assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord's interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Mortgage, there are no outstanding assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged except for prepayment of rent of of not more than one (1) month prior to the accrual thereof; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a material default under any of the Leases by the landlord or tenant, except as disclosed in writing to Assignee; (e) that Assignor has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder and (f) the Leases are in full force and effect and are the valid and binding obligations of Assignor, and, to the knowledge of Assignor, are the valid and binding obligations of the tenants thereto.

            6. Assignor covenants and agrees that Assignor shall not, without the prior written consent of Assignee: (a) exclusive of security deposits, accept any payment of Rent or installments of Rent for more than one month in advance; (b) enter into any Lease having a term in excess of thirteen months; (c) cancel or terminate any Lease or amend or modify any Lease; (d) take or omit to take any action right or option which would permit the tenant under any Lease to cancel or terminate said Lease; (e) anticipate, discount, release, waive, compromise or otherwise discharge any Rents payable or other obligations under the Leases; (f) further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents except as otherwise expressly permitted by the terms of the Mortgage or incur any material indebtedness, liability or other obligation to any tenant, lessee or licensee under the Leases; or (g) permit any Lease to become subordinate to any lien other than the lien of the Mortgage; provided, however, that Assignor may take any of the actions described in subsection (c) or (e) above so long as such actions are taken by Assignor in the ordinary course of business and are consistent with sound customary leasing and management practices for similar properties.

            7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees, which Assignee may incur in connection with Assignee's appearance, voluntary or otherwise, in any such action or proceeding, together with interest thereon at the Default Interest Rate from the date incurred by Assignee until repaid by Assignor.

            8. At any time, Assignee may, after the occurrence of a default beyond any applicable grace or cure period, notify any tenants or other parties of the existence of this Assignment. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether there exists a default hereunder or under the other Loan Documents or whether Assignee is otherwise entitled to said Rents. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Assignee, and any such payment shall discharge such tenant's, lessee's or licensee's obligation to make such payment to Assignor.

            9. Assignee may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder.

            10.   The  acceptance of this Assignment and the collection
of the Rents in the event Assignor's license is terminated, as referred to above, shall be without prejudice to Assignee. The rights of Assignee hereunder are cumulative and concurrent, may be pursued separately,
                                  5

successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Assignor that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.

            11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. All rights of Assignee in, to and under this Assignment shall pass to and may be exercised by any assignee of such rights of Assignee. Assignor hereby agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the assignee of the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or setoff to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.

            12. It shall be a default hereunder (a) if any representation or warranty made herein by Assignor is determined by Assignee to have been false or misleading in any material respect at the time made, or (b) upon any failure by Assignor in the performance or observance of any other covenant or condition hereof and, to the extent such failure described in this subsection (b) is susceptible of being cured, the continuance of such failure for thirty
(30) days after written notice thereof from Assignee to Assignor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Assignor commences to cure such default promptly after receipt of notice thereof from Assignee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days. Any such default not so cured shall be a default under each of the other Loan Documents, entitling Assignee to exercise any or all rights and remedies available to Assignee under the terms hereof or of any or all of the other Loan Documents, and any default under any other Loan Documents which is not cured within any applicable grace or cure period shall be deemed a default hereunder subject to no further grace or cure period, entitling Assignee to exercise any or all rights provided for herein.

            13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment shall constitute or result in a waiver of any default then existing hereunder or under any of the other Loan Documents.

            14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to  other  entities,  persons  or circumstances  shall  not  be affected  thereby  and shall be enforced to the fullest extent permitted by law.
                                    6



            15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

            16. This Assignment shall be in full force and effect continuously from the date hereof to and until the payment, discharge, and performance of any and all indebtedness and obligations evidenced by the Note or secured or guaranteed by any of the Loan Documents, and the release of the Mortgage shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever.

            17. In case of a conflict between any provision of this Assignment and any provision of the other Loan Documents, the provision selected by Assignee in its sole subjective discretion shall prevail and be controlling.

            18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Mortgage.

            19. This Assignment shall be governed by and construed in accordance with the laws of the State of Indiana, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

            20.   This   Assignment  may  be  executed  in  any
number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.
Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

            21. In addition to, but not in lieu of, any other rights hereunder, Assignee shall have the right to institute suit and obtain a protective or mandatory injunction against Assignor to prevent a breach or default, or to reinforce the observance, of the agreements, covenants, terms and conditions contained herein, as well as the right to damages occasioned by any breach or default by Assignor.

            22. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.

            23. Assignor hereby covenants and agrees that Assignee shall be entitled to all of the rights, remedies and benefits available by statute, at law, in equity or as a matter of practice for the enforcement and perfection of the intents and purposes hereof. Assignee shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction, to the appointment of a receiver to obtain and secure the rights of Assignee hereunder and the benefits intended to be provided to Assignee hereunder.
                                       7

            24. Notwithstanding anything to the contrary contained in this Assignment, the liability of Assignor and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Documents shall be limited as set forth in Section 1.05 of the Note.
                                           8

            IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.


                                    PICKWICK PLACE AP XII, L.P., a South
                                    Carolina limited partnership

                                    By:   Angeles   Partners  XII  GP
                                          Limited Partnership,    a
                                          South   Carolina limited
                                          partnership,   its   sole
                                          general partner

                                          By:   GP Services III, Inc.,
                                                a Delaware corporation,
                                                its sole general partner


                                          By:   \s\ Robert D. Long Jr
                                          Name: Robert D. Long Jr.
                                          Title: CAO/Controller

STATE OF SC             )
                        ) ss:
COUNTY OF Greenville__  )


      Before me, a Notary Public in and for said County and State, personally appeared Robert D. Long Jr._, the CAO/Controller of GP Services III, Inc., a Delaware corporation, said corporation being the sole General Partner of Angeles Partners XII GP Limited Partnership, a South Carolina limited partnership being the sole General Partner of Pickwick Place AP XII, L.P., a South Carolina limited partnership and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said corporation acting in its capacity as General Partner for and on behalf of said limited partnership, and who having been duly sworn, stated that any representations therein contained are true and correct.

      Witness my hand and Notarial Seal this 17th day of April, 1995.


                                          \s\Antoinette M. Wolf
                                                      (signature)

                                          Antoinette M. Wolf
My Commission Expires:              (printed name)   Notary Public


Feb 25, 2004                        Resident of Greenville  County








              THIS INSTRUMENT WAS PREPARED BY BRIAN J. NEILINGER, ESQ.
                          OF ORRICK, HERRINGTON & SUTCLIFFE

                                      EXHIBIT A

                                   LEGAL DESCRIPTION




                                            A-1